                       SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                            -----------------

                                FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (date of earliest event report) : June 10, 2001

                       FREESOFTWARECLUB.COM, INC.
          --------------------------------------------------
        (Exact name of registrant as specified in its charter)


          	Delaware 	                             0-31601
		-----------------------------   -----------------------------------
(State or other jurisdiction of	         	(Commission File Number)
              Incorporation)


		600 Bancroft Way, Berkeley, CA            94710
 ----------------------------------------------------------
(Address of principal executive offices) (Zip/Postal Code)


(Registrants' telephone number, including area code) 510-649-4922


	                 	            Not Applicable
            ----------------------------------------------------
                     (former name or former address,
                      if changed since last report)


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ADDITION OF NEW DIRECTOR

   On June 1, 2001 the company has hired new auditors commencing for the year ended March 31, 2001. Michael Johnson & Co. Certified Public Accountants has taken over from Grant Thornton.



                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FreeSoftwareClub.com, Inc.
                                  -------------------------------
                                           (Registrant)

Dated: June 11, 2001



                             By:  /s/ RICHARD MILES
                                 --------------------------------
                                 Richard Miles, President